AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Operating Revenues
Service	$41,475	$42,496	(2.4)%	$163,499	$152,345	7.3%
Equipment	5,346	5,497	(2.7)%	17,694	18,411	(3.9)%
Total Operating Revenues	46,821	47,993	(2.4)%	181,193	170,756	6.1%

Operating Expenses
Cost of revenues
Equipment	5,606	5,733	(2.2)%	18,653	19,786	(5.7)%
Broadcast, programming and operations	8,684	8,885	(2.3)%	31,132	26,727	16.5%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,446	8,691	(2.8)%	34,356	32,906	4.4%
Selling, general and administrative	10,345	10,586	(2.3)%	39,422	36,765	7.2%
Asset abandonment and impairments	1,458	46	-%	1,458	46	-%
Depreciation and amortization	6,961	7,892	(11.8)%	28,217	28,430	(0.7)%
Total Operating Expenses	41,500	41,833	(0.8)%	153,238	144,660	5.9%
Operating Income	5,321	6,160	(13.6)%	27,955	26,096	7.1%
Interest Expense	2,049	2,112	(3.0)%	8,422	7,957	5.8%
Equity in Net Income (Loss) of Affiliates	(30)	23	-%	6	(48)	-%
Other Income (Expense) - Net	(104)	1,674	-%	(1,071)	6,782	-%
Income Before Income Taxes	3,138	5,745	(45.4)%	18,468	24,873	(25.8)%
Income Tax Expense	434	615	(29.4)%	3,493	4,920	(29.0)%
Net Income	2,704	5,130	(47.3)%	14,975	19,953	(24.9)%
Less: Net Income Attributable to Noncontrolling Interest	(310)	(272)	(14.0)%	(1,072)	(583)	(83.9)%
Net Income Attributable to AT&T	$2,394	$4,858	(50.7)%	$13,903	$19,370	(28.2)%
Less: Preferred Stock Dividends	(3)	-	-%	(3)	-	-%
Net Income Attributable to Common Stock	$2,391	$4,858	(50.8)%	$13,900	$19,370	(28.2)%

Basic Earnings Per Share Attributable to Common Stock	$0.33	$0.66	(50.0)%	$1.90	$2.85	(33.3)%
Weighted Average Common Shares Outstanding (000,000)	7,312	7,296	0.2%	7,319	6,778	8.0%
Diluted Earnings Per Share Attributable to Common Stock	$0.33	$0.66	(50.0)%	$1.89	$2.85	(33.7)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,341	7,328	0.2%	7,348	6,806	8.0%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2019	2018
Assets
Current Assets
Cash and cash equivalents	$12,130	$5,204
Accounts receivable - net of allowances for doubtful accounts of $1,235 and $907	22,703	26,472
Prepaid expenses	1,631	2,047
Other current assets	18,364	17,704
Total current assets	54,828	51,427
Noncurrent Inventories and Theatrical Film and Television Production Costs	12,434	7,713
Property, Plant and Equipment – Net	130,343	131,473
Goodwill	146,241	146,370
Licenses – Net	97,907	96,144
Trademarks and Trade Names – Net	23,567	24,345
Distribution Networks – Net	15,345	17,069
Other Intangible Assets – Net	20,798	26,269
Investments in and Advances to Equity Affiliates	3,695	6,245
Operating Lease Right-of-Use Assets	24,039	-
Other Assets	22,754	24,809
Total Assets	$551,951	$531,864

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$11,438	$10,255
Accounts payable and accrued liabilities	45,956	43,184
Advanced billings and customer deposits	6,191	5,948
Accrued taxes	1,212	1,179
Dividends payable	3,781	3,854
Total current liabilities	68,578	64,420
Long-Term Debt	151,709	166,250
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	59,502	57,859
Postemployment benefit obligation	18,788	19,218
Operating lease liabilities	21,804	-
Other noncurrent liabilities	29,636	30,233
Total deferred credits and other noncurrent liabilities	129,730	107,310
Stockholders’ Equity
Preferred stock	-	-
Common stock	7,621	7,621
Additional paid-in capital	126,279	125,525
Retained earnings	57,936	58,753
Treasury stock	(13,085)	(12,059)
Accumulated other comprehensive income	5,470	4,249
Noncontrolling interest	17,713	9,795
Total stockholders’ equity	201,934	193,884
Total Liabilities and Stockholders' Equity	$551,951	$531,864

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2019	2018
Operating Activities
Net income	$14,975	$19,953
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,217	28,430
Amortization of film and television costs	9,587	3,772
Undistributed earnings from investments in equity affiliates	295	292
Provision for uncollectible accounts	2,575	1,791
Deferred income tax expense (benefit)	1,806	4,931
Net (gain) loss from investments, net of impairments	(1,218)	(739)
Pension and postiretirement benefit expense (credit)	(2,002)	(1,148)
Actuarial (gain) loss on pension and postretirement benefits	5,171	(3,412)
Asset abandonments and impairments	1,458	46
Changes in operating assets and liabilities:
Receivables	2,745	(1,580)
Other current assets, inventories and theatrical film and television production costs	(12,852)	(6,442)
Accounts payable and other accrued liabilities	(1,457)	1,602
Equipment installment receivables and related sales	548	(490)
Deferred customer contract acquisition and fulfillment costs	(910)	(3,458)
Postretirement claims and contributions	(1,008)	(936)
Other - net	738	990
Total adjustments	33,693	23,649
Net Cash Provided by Operating Activities	48,668	43,602

Investing Activities
Capital expenditures:
Purchase of property and equipment	(19,435)	(20,758)
Interest during construction	(200)	(493)
Acquisitions, net of cash acquired	(1,809)	(43,309)
Dispositions	4,684	2,148
(Purchases), sales and settlement of securities and investments, net	435	(183)
Advances to and investments in equity affiliates, net	(365)	(1,050)
Cash collections of deferred purchase price	-	500
Net Cash Used in Investing Activities	(16,690)	(63,145)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(276)	(821)
Issuance of other short-term borrowings	4,012	4,898
Repayment of other short-term borrowings	(6,904)	(2,098)
Issuance of long-term debt	17,039	41,875
Repayment of long-term debt	(27,592)	(52,643)
Payment of vendor financing	(3,050)	(560)
Issuance of preferred stock	1,164	-
Purchase of treasury stock	(2,417)	(609)
Issuance of treasury stock	631	745
Issuance of preferred interests in subsidiary	7,876	-
Dividends paid	(14,888)	(13,410)
Other	(678)	(3,366)
Net Cash Used in Financing Activities	(25,083)	(25,989)
Net increase (decrease) in cash and cash equivalents and restricted cash	6,895	(45,532)
Cash and cash equivalents and restricted cash beginning of year	5,400	50,932
Cash and Cash Equivalents and Restricted Cash End of Year	$12,295	$5,400

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Capital expenditures
Purchase of property and equipment	$3,752	$4,063	(7.7)%	$19,435	$20,758	(6.4)%
Interest during construction	40	89	(55.1)%	200	493	(59.4)%
Total Capital Expenditures	$3,792	$4,152	(8.7)%	$19,635	$21,251	(7.6)%

Dividends Declared per Common Share	$0.52	$0.51	2.0%	$2.05	$2.01	2.0%

End of Period Common Shares Outstanding (000,000)				7,255	7,282	(0.4)%
Debt Ratio				44.7%	47.7%	(300)	BP
Total Employees				247,800	268,220	(7.6)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2019	2018	Change
Broadband Connections
IP				14,659	14,751	(0.6)%
DSL				730	950	(23.2)%
Total Broadband Connections				15,389	15,701	(2.0)%

Voice Connections
Network Access Lines				8,487	10,002	(15.1)%
U-verse VoIP Connections				4,370	5,114	(14.5)%
Total Retail Voice Connections				12,857	15,116	(14.9)%

	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Broadband Net Additions
IP	(127)	7	-%	(94)	264	-%
DSL	(59)	(53)	(11.3)%	(219)	(282)	22.3%
Total Broadband Net Additions	(186)	(46)	-%	(313)	(18)	-%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline. Historical results in the Mobility and Business Wireline business units of the Communications segment have been recast to remove operations in Puerto Rico and the U.S. Virgin Islands, which we began held-for-sale accounting in the third quarter of 2019.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Mobility	$18,700	$18,556	0.8%	$71,056	$70,521	0.8%
Entertainment Group	11,233	11,962	(6.1)%	45,126	46,460	(2.9)%
Business Wireline	6,589	6,705	(1.7)%	26,177	26,740	(2.1)%
Total Segment Operating Revenues	36,522	37,223	(1.9)%	142,359	143,721	(0.9)%

Segment Operating Contribution
Mobility	5,503	5,424	1.5%	22,320	21,568	3.5%
Entertainment Group	745	825	(9.7)%	4,822	4,713	2.3%
Business Wireline	1,263	1,358	(7.0)%	5,087	5,824	(12.7)%
Total Segment Operating Contribution	$7,511	$7,607	(1.3)%	$32,229	$32,105	0.4%

Mobility
Mobility provides nationwide wireless service and equipment. Results have been recast to conform to the current period's presentation.
Mobility Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Service	$13,948	$13,700	1.8%		$55,331	$54,294	1.9%
Equipment	4,752	4,856	(2.1)%		15,725	16,227	(3.1)%
Total Operating Revenues	18,700	18,556	0.8%		71,056	70,521	0.8%

Operating Expenses
Operations and support	11,170	11,087	0.7%		40,681	40,690	-%
Depreciation and amortization	2,027	2,045	(0.9)%		8,054	8,263	(2.5)%
Total Operating Expenses	13,197	13,132	0.5%		48,735	48,953	(0.4)%
Operating Income	5,503	5,424	1.5%		22,321	21,568	3.5%
Equity in Net Income (Loss) of Affiliates	-	-	-%		(1)	-	-%
Operating Contribution	$5,503	$5,424	1.5%		$22,320	$21,568	3.5%

Operating Income Margin	29.4%	29.2%	20	BP	31.4%	30.6%	80	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2019	2018	Change
Mobility Subscribers
Postpaid smartphones					60,664	60,131	0.9%
Postpaid feature phones and data-centric devices					14,543	15,937	(8.7)%
Postpaid					75,207	76,068	(1.1)%
Prepaid					17,803	16,828	5.8%
Reseller					6,893	7,693	(10.4)%
Connected Devices					65,986	51,332	28.5%
Total Mobility Subscribers					165,889	151,921	9.2%

Postpaid Phone Subscribers					63,018	62,882	0.2%
Total Phone Subscribers					79,700	78,767	1.2%

	Fourth Quarter				Year Ended		Percent
	2019	2018			2019	2018	Change
Mobility Net Additions
Postpaid	135	15	-%		(435)	(90)	-%
Prepaid	8	26	(69.2)%		677	1,301	(48.0)%
Reseller	(251)	(424)	40.8%		(928)	(1,599)	42.0%
Connected Devices	3,698	3,153	17.3%		14,645	12,324	18.8%
Total Mobility Net Additions	3,590	2,770	29.6%		13,959	11,936	16.9%

Postpaid Phone Net Additions	229	131	74.8%		483	194	-%
Total Phone Net Additions	209	144	45.1%		989	1,248	(20.8)%

Postpaid Churn	1.29%	1.23%	6	BP	1.18%	1.12%	6	BP
Postpaid Phone-Only Churn	1.07%	1.00%	7	BP	0.95%	0.90%	5	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Video entertainment	$8,068	$8,676	(7.0)%		$32,110	$33,357	(3.7)%
High-speed internet	2,107	2,052	2.7%		8,403	7,956	5.6%
Legacy voice and data services	604	724	(16.6)%		2,573	3,041	(15.4)%
Other service and equipment	454	510	(11.0)%		2,040	2,106	(3.1)%
Total Operating Revenues	11,233	11,962	(6.1)%		45,126	46,460	(2.9)%

Operating Expenses
Operations and support	9,189	9,807	(6.3)%		35,028	36,430	(3.8)%
Depreciation and amortization	1,298	1,329	(2.3)%		5,276	5,315	(0.7)%
Total Operating Expenses	10,487	11,136	(5.8)%		40,304	41,745	(3.5)%
Operating Income	746	826	(9.7)%		4,822	4,715	2.3%
Equity in Net Income (Loss) of Affiliates	(1)	(1)	-%		-	(2)	-%
Operating Contribution	$745	$825	(9.7)%		$4,822	$4,713	2.3%

Operating Income Margin	6.6%	6.9%	(30)	BP	10.7%	10.1%	60	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2019	2018	Change
Video Connections
Premium TV					19,473	22,903	(15.0)%
AT&T TV Now					926	1,591	(41.8)%
Total Video Connections					20,399	24,494	(16.7)%

Broadband Connections
IP					13,598	13,729	(1.0)%
DSL					521	680	(23.4)%
Total Broadband Connections					14,119	14,409	(2.0)%
Fiber Broadband Connections (included in IP)					3,887	2,763	40.7%

Voice Connections
Retail Consumer Switched Access Lines					3,329	3,967	(16.1)%
U-verse Consumer VoIP Connections					3,794	4,582	(17.2)%
Total Retail Consumer Voice Connections					7,123	8,549	(16.7)%

	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Video Net Additions
Premium TV1	(945)	(391)	-%		(3,430)	(1,186)	-%
AT&T TV Now	(219)	(267)	18.0%		(665)	436	-%
Total Video Net Additions	(1,164)	(658)	(76.9)%		(4,095)	(750)	-%

Broadband Net Additions
IP	(141)	6	-%		(131)	267	-%
DSL	(41)	(38)	(7.9)%		(159)	(208)	23.6%
Total Broadband Net Additions	(182)	(32)	-%		(290)	59	-%
Fiber Broadband Net Additions (included in IP)	191	259	(26.3)%		1,124	1,034	8.7%
[1]	Includes the impact of customers that migrated to AT&T TV Now.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers. Results have been recast to conform to the current period's presentation.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Strategic and managed services	$3,927	$3,811	3.0%		$15,440	$14,660	5.3%
Legacy voice and data services	2,207	2,498	(11.6)%		9,180	10,674	(14.0)%
Other service and equipment	455	396	14.9%		1,557	1,406	10.7%
Total Operating Revenues	6,589	6,705	(1.7)%		26,177	26,740	(2.1)%

Operating Expenses
Operations and support	4,062	4,154	(2.2)%		16,091	16,201	(0.7)%
Depreciation and amortization	1,264	1,194	5.9%		4,999	4,714	6.0%
Total Operating Expenses	5,326	5,348	(0.4)%		21,090	20,915	0.8%
Operating Income	1,263	1,357	(6.9)%		5,087	5,825	(12.7)%
Equity in Net Income (Loss) of Affiliates	-	1	-%		-	(1)	-%
Operating Contribution	$1,263	$1,358	(7.0)%		$5,087	$5,824	(12.7)%

Operating Income Margin	19.2%	20.2%	(100)	BP	19.4%	21.8%	(240)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Results have been recast to conform to the current period's presentation.

Business Solutions Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Wireless service	$2,024	$1,883	7.5%		$7,925	$7,323	8.2%
Strategic and managed services	3,927	3,811	3.0%		15,440	14,660	5.3%
Legacy voice and data services	2,207	2,498	(11.6)%		9,180	10,674	(14.0)%
Other service and equipment	455	396	14.9%		1,557	1,406	10.7%
Wireless equipment	855	773	10.6%		2,757	2,510	9.8%
Total Operating Revenues	9,468	9,361	1.1%		36,859	36,573	0.8%

Operating Expenses
Operations and support	5,965	5,884	1.4%		22,735	22,608	0.6%
Depreciation and amortization	1,570	1,492	5.2%		6,213	5,900	5.3%
Total Operating Expenses	7,535	7,376	2.2%		28,948	28,508	1.5%
Operating Income	1,933	1,985	(2.6)%		7,911	8,065	(1.9)%
Equity in Net Income (Loss) of Affiliates	-	1	-%		-	(1)	-%
Operating Contribution	$1,933	$1,986	(2.7)%		$7,911	$8,064	(1.9)%

Operating Income Margin	20.4%	21.2%	(80)	BP	21.5%	22.1%	(60)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from Turner, Home Box Office and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN) and Otter Media Holdings in the WarnerMedia segment.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Turner	$3,262	$3,212	1.6%	$13,122	$6,979	88.0%
HBO	1,704	1,673	1.9%	6,749	3,598	87.6%
Warner Bros.	4,118	4,476	(8.0)%	14,358	8,703	65.0%
Eliminations and other	(160)	(129)	(24.0)%	(730)	(339)	-%
Total Segment Operating Revenues	8,924	9,232	(3.3)%	33,499	18,941	76.9%

Segment Operating Contribution
Turner	1,273	1,306	(2.5)%	5,199	3,108	67.3%
HBO	471	650	(27.5)%	2,365	1,384	70.9%
Warner Bros.	794	807	(1.6)%	2,350	1,449	62.2%
Eliminations and other	(91)	(60)	(51.7)%	(588)	(246)	-%
Total Segment Operating Contribution	$2,447	$2,703	(9.5)%	$9,326	$5,695	63.8%

Turner

Turner is comprised of the WarnerMedia businesses managed by Turner as well as our RSN. This business unit creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Subscription	$1,901	$1,844	3.1%		$7,736	$4,207	83.9%
Advertising	1,126	1,149	(2.0)%		4,566	2,330	96.0%
Content and other	235	219	7.3%		820	442	85.5%
Total Operating Revenues	3,262	3,212	1.6%		13,122	6,979	88.0%

Operating Expenses
Operations and support	1,927	1,861	3.5%		7,740	3,794	-%
Depreciation and amortization	68	60	13.3%		235	131	79.4%
Total Operating Expenses	1,995	1,921	3.9%		7,975	3,925	-%
Operating Income	1,267	1,291	(1.9)%		5,147	3,054	68.5%
Equity in Net Income of Affiliates	6	15	(60.0)%		52	54	(3.7)%
Operating Contribution	$1,273	$1,306	(2.5)%		$5,199	$3,108	67.3%

Operating Income Margin	38.8%	40.2%	(140)	BP	39.2%	43.8%	(460)	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment

Home Box Office Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Subscription	$1,431	$1,414	1.2%		$5,814	$3,201	81.6%
Content and other	273	259	5.4%		935	397	-%
Total Operating Revenues	1,704	1,673	1.9%		6,749	3,598	87.6%

Operating Expenses
Operations and support	1,188	1,025	15.9%		4,312	2,187	97.2%
Depreciation and amortization	35	26	34.6%		102	56	82.1%
Total Operating Expenses	1,223	1,051	16.4%		4,414	2,243	96.8%
Operating Income	481	622	(22.7)%		2,335	1,355	72.3%
Equity in Net Income (Loss) of Affiliates	(10)	28	-%		30	29	3.4%
Operating Contribution	$471	$650	(27.5)%		$2,365	$1,384	70.9%

Operating Income Margin	28.2%	37.2%	(900)	BP	34.6%	37.7%	(310)	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Theatrical product	$1,570	$2,085	(24.7)%		$5,978	$4,002	49.4%
Television product	1,983	1,827	8.5%		6,367	3,621	75.8%
Video games and other	565	564	0.2%		2,013	1,080	86.4%
Total Operating Revenues	4,118	4,476	(8.0)%		14,358	8,703	65.0%

Operating Expenses
Operations and support	3,273	3,623	(9.7)%		11,816	7,130	65.7%
Depreciation and amortization	40	42	(4.8)%		162	96	68.8%
Total Operating Expenses	3,313	3,665	(9.6)%		11,978	7,226	65.8%
Operating Income	805	811	(0.7)%		2,380	1,477	61.1%
Equity in Net Income (Loss) of Affiliates	(11)	(4)	-%		(30)	(28)	(7.1)%
Operating Contribution	$794	$807	(1.6)%		$2,350	$1,449	62.2%

Operating Income Margin	19.5%	18.1%	140	BP	16.6%	17.0%	(40)	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Segment Operating Revenues
Vrio	$982	$1,074	(8.6)%	$4,094	$4,784	(14.4)%
Mexico	776	769	0.9%	2,869	2,868	-%
Total Segment Operating Revenues	1,758	1,843	(4.6)%	6,963	7,652	(9.0)%

Segment Operating Contribution
Vrio	40	66	(39.4)%	83	347	(76.1)%
Mexico	(127)	(314)	59.6%	(718)	(1,057)	32.1%
Total Segment Operating Contribution	$(87)	$(248)	64.9%	$(635)	$(710)	10.6%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues
Wireless service	$487	$440	10.7%		$1,863	$1,701	9.5%
Wireless equipment	289	329	(12.2)%		1,006	1,167	(13.8)%
Total Operating Revenues	776	769	0.9%		2,869	2,868	-%

Operating Expenses
Operations and support	773	956	(19.1)%		3,085	3,415	(9.7)%
Depreciation and amortization	130	127	2.4%		502	510	(1.6)%
Total Operating Expenses	903	1,083	(16.6)%		3,587	3,925	(8.6)%
Operating Income (Loss)	(127)	(314)	59.6%		(718)	(1,057)	32.1%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Operating Contribution	$(127)	$(314)	59.6%		$(718)	$(1,057)	32.1%

Operating Income Margin	(16.4)%	(40.8)%	2,440	BP	(25.0)%	(36.9)%	1,190	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2019	2018	Change
Mexico Wireless Subscribers[1]
Postpaid					5,103	5,805	(12.1)%
Prepaid					13,584	12,264	10.8%
Reseller					472	252	87.3%
Total Mexico Wireless Subscribers					19,159	18,321	4.6%

	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Mexico Wireless Net Additions
Postpaid	(249)	(17)	-%		(608)	307	-%
Prepaid	736	994	(26.0)%		1,919	2,867	(33.1)%
Reseller	53	39	35.9%		219	48	-%
Total Mexico Wireless Net Subscriber Additions	540	1,016	(46.9)%		1,530	3,222	(52.5)%

[1]	2019 excludes the impact of 692 subscriber disconnections resulting from the churn of customers related to sales by certain third-party distributors and the sunset of 2G services in Mexico, which are reflected in beginning of period subscribers.

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Operating Revenues	$982	$1,074	(8.6)%		$4,094	$4,784	(14.4)%

Operating Expenses
Operations and support	780	849	(8.1)%		3,378	3,743	(9.8)%
Depreciation and amortization	164	169	(3.0)%		660	728	(9.3)%
Total Operating Expenses	944	1,018	(7.3)%		4,038	4,471	(9.7)%
Operating Income	38	56	(32.1)%		56	313	(82.1)%
Equity in Net Income of Affiliates	2	10	(80.0)%		27	34	(20.6)%
Operating Contribution	$40	$66	(39.4)%		$83	$347	(76.1)%

Operating Income Margin	3.9%	5.2%	(130)	BP	1.4%	6.5%	(510)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2019	2018	Change
Vrio Video Subscribers[1]					13,331	13,838	(3.7)%

	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Vrio Video Net Subscriber Additions	25	198	(87.4)%		(285)	250	-%

[1]	2019 excludes the impact of 222 subscriber disconnections resulting from conforming our video credit policy across the region, which is reflected in beginning of period subscribers.

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	Fourth Quarter		Percent		Year Ended		Percent
	2019	2018	Change		2019	2018	Change
Segment Operating Revenues	$607	$566	7.2%		$2,022	$1,740	16.2%

Segment Operating Expenses
Operations and support	177	180	(1.7)%		646	398	62.3%
Depreciation and amortization	17	5	-%		58	9	-%
Total Segment Operating Expenses	194	185	4.9%		704	407	73.0%
Operating Income	413	381	8.4%		1,318	1,333	(1.1)%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Operating Contribution	$413	$381	8.4%		$1,318	$1,333	(1.1)%

Segment Operating Income Margin	68.0%	67.3%	70	BP	65.2%	76.6%	(1,140)	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2019	2018	Change	2019	2018	Change
Operating Revenues
WarnerMedia	$1,167	$1,239	(5.8)%	$4,676	$2,461	90.0%
Communications	581	543	7.0%	1,963	1,827	7.4%
Xandr	607	566	7.2%	2,022	1,740	16.2%
Eliminations	(502)	(473)	(6.1)%	(1,672)	(1,595)	(4.8)%
Total Advertising Revenues	$1,853	$1,875	(1.2)%	$6,989	$4,433	57.7%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$18,700	$11,170	$7,530	$2,027	$5,503	$-	$5,503
Entertainment Group	11,233	9,189	2,044	1,298	746	(1)	745
Business Wireline	6,589	4,062	2,527	1,264	1,263	-	1,263
Total Communications	36,522	24,421	12,101	4,589	7,512	(1)	7,511
WarnerMedia
Turner	3,262	1,927	1,335	68	1,267	6	1,273
Home Box Office	1,704	1,188	516	35	481	(10)	471
Warner Bros.	4,118	3,273	845	40	805	(11)	794
Eliminations and other	(160)	(40)	(120)	11	(131)	40	(91)
Total WarnerMedia	8,924	6,348	2,576	154	2,422	25	2,447
Latin America
Vrio	982	780	202	164	38	2	40
Mexico	776	773	3	130	(127)	-	(127)
Total Latin America	1,758	1,553	205	294	(89)	2	(87)
Xandr	607	177	430	17	413	-	413
Segment Total	47,811	32,499	15,312	5,054	10,258	$26	$10,284
Corporate and Other
Corporate	385	879	(494)	124	(618)
Acquisition-related items	-	381	(381)	1,741	(2,122)
Certain significant items	-	1,701	(1,701)	43	(1,744)
Eliminations and consolidations	(1,375)	(921)	(454)	(1)	(453)
AT&T Inc.	$46,821	$34,539	$12,282	$6,961	$5,321

December 31, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$18,556	$11,087	$7,469	$2,045	$5,424	$-	$5,424
Entertainment Group	11,962	9,807	2,155	1,329	826	(1)	825
Business Wireline	6,705	4,154	2,551	1,194	1,357	1	1,358
Total Communications	37,223	25,048	12,175	4,568	7,607	-	7,607
WarnerMedia
Turner	3,212	1,861	1,351	60	1,291	15	1,306
Home Box Office	1,673	1,025	648	26	622	28	650
Warner Bros.	4,476	3,623	853	42	811	(4)	807
Eliminations and other	(129)	(39)	(90)	11	(101)	41	(60)
Total WarnerMedia	9,232	6,470	2,762	139	2,623	80	2,703
Latin America
Vrio	1,074	849	225	169	56	10	66
Mexico	769	956	(187)	127	(314)	-	(314)
Total Latin America	1,843	1,805	38	296	(258)	10	(248)
Xandr	566	180	386	5	381	-	381
Segment Total	48,864	33,503	15,361	5,008	10,353	$90	$10,443
Corporate and Other
Corporate	514	418	96	596	(500)
Acquisition-related items	(49)	435	(484)	2,262	(2,746)
Certain significant items	-	492	(492)	26	(518)
Eliminations and consolidations	(1,336)	(907)	(429)	-	(429)
AT&T Inc.	$47,993	$33,941	$14,052	$7,892	$6,160

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$71,056	$40,681	$30,375	$8,054	$22,321	$(1)	$22,320
Entertainment Group	45,126	35,028	10,098	5,276	4,822	-	4,822
Business Wireline	26,177	16,091	10,086	4,999	5,087	-	5,087
Total Communications	142,359	91,800	50,559	18,329	32,230	(1)	32,229
WarnerMedia
Turner	13,122	7,740	5,382	235	5,147	52	5,199
Home Box Office	6,749	4,312	2,437	102	2,335	30	2,365
Warner Bros.	14,358	11,816	2,542	162	2,380	(30)	2,350
Eliminations and other	(730)	(71)	(659)	39	(698)	110	(588)
Total WarnerMedia	33,499	23,797	9,702	538	9,164	162	9,326
Latin America
Vrio	4,094	3,378	716	660	56	27	83
Mexico	2,869	3,085	(216)	502	(718)	-	(718)
Total Latin America	6,963	6,463	500	1,162	(662)	27	(635)
Xandr	2,022	646	1,376	58	1,318	-	1,318
Segment Total	184,843	122,706	62,137	20,087	42,050	$188	$42,238
Corporate and Other
Corporate	1,675	3,008	(1,333)	629	(1,962)
Acquisition-related items	(72)	960	(1,032)	7,460	(8,492)
Certain significant items	-	2,082	(2,082)	43	(2,125)
Eliminations and consolidations	(5,253)	(3,735)	(1,518)	(2)	(1,516)
AT&T Inc.	$181,193	$125,021	$56,172	$28,217	$27,955

December 31, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$70,521	$40,690	$29,831	$8,263	$21,568	$-	$21,568
Entertainment Group	46,460	36,430	10,030	5,315	4,715	(2)	4,713
Business Wireline	26,740	16,201	10,539	4,714	5,825	(1)	5,824
Total Communications	143,721	93,321	50,400	18,292	32,108	(3)	32,105
WarnerMedia
Turner	6,979	3,794	3,185	131	3,054	54	3,108
Home Box Office	3,598	2,187	1,411	56	1,355	29	1,384
Warner Bros.	8,703	7,130	1,573	96	1,477	(28)	1,449
Eliminations and other	(339)	(145)	(194)	22	(216)	(30)	(246)
Total WarnerMedia	18,941	12,966	5,975	305	5,670	25	5,695
Latin America
Vrio	4,784	3,743	1,041	728	313	34	347
Mexico	2,868	3,415	(547)	510	(1,057)	-	(1,057)
Total Latin America	7,652	7,158	494	1,238	(744)	34	(710)
Xandr	1,740	398	1,342	9	1,333	-	1,333
Segment Total	172,054	113,843	58,211	19,844	38,367	$56	$38,423
Corporate and Other
Corporate	2,150	2,250	(100)	1,630	(1,730)
Acquisition-related items	(49)	1,185	(1,234)	6,931	(8,165)
Certain significant items	-	899	(899)	26	(925)
Eliminations and consolidations	(3,399)	(1,947)	(1,452)	(1)	(1,451)
AT&T Inc.	$170,756	$116,230	$54,526	$28,430	$26,096